                                                                   EXHIBIT 10.53

                FIRST AMENDMENT TO PAYMENT AND DEFERRAL AGREEMENT

         This First Amendment to Payment and Deferral Agreement (this "Amendment") is made as of this 30th day of June, 1999 (the "Amendment Effective Date"), by and among Decora, Incorporated, a Delaware corporation (the "Company"), Decora Industries, Inc., a Delaware corporation ("Decora"), and each of the "Holders" identified and listed on Schedule A attached hereto and made a part hereof, and amends that certain Payment and Deferral Agreement, dated as of July 9, 1999, by and among the Company, Decora and the Holders (the "Agreement"). Except to the extent otherwise specifically amended by this Amendment, the Agreement remains in full force and effect in accordance with its terms, and after giving effect to the terms of this Amendment, shall constitute the "Amended Agreement". Capitalized terms used in this Amendment and not otherwise specifically designed or changed herein shall have the meanings assigned to such terms in the Agreement.

                                   WITNESSETH

         WHEREAS, pursuant to Section 4 of the Agreement, Decora is obligated to pay the Settlement Amount to the Holders on the Amendment Effective Date. Payment of the Settlement Amount is to be made to the Holders in accordance with the terms of Section 5 of the Agreement.

         WHEREAS, as of the Amendment Effective Date, the Settlement Amount is $2,302,610.

         WHEREAS, the Holders have agreed to defer payment of the Settlement Amount, subject to the terms and conditions set forth herein.

         WHEREAS, the parties now desire to set forth the terms and conditions of their agreement with respect to payment of the Settlement Amount.

         NOW THEREFORE, in consideration of the agreement of the parties set forth herein, and for other good and valuable consideration, the receipt of which each of the parties hereby acknowledges, the parties hereby agree as follows:

                                    AGREEMENT

1. The Payment Date, as defined in Section 4 of the Agreement, is hereby extended to July 8, 1999.

2. The Settlement Amount, as defined in Section 3 of the Agreement, is hereby adjusted to $2,324,677 as of July 1, 1999, to reflect the additional accrual of interest on the



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Shortfall Balance at the Applicable Rate calculated in the manner set forth in
Section 3 of the Agreement.

3. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         IN WITNESS WHEREOF, each of the parties has executed and delivered this Amendment as of the Amendment Effective Date.


                                       DECORA, INCORPORATED,
                                       a Delaware corporation



                                       By  /s/ Timothy N. Burditt
                                           ------------------------
                                           Name: Timothy N. Burditt
                                           Title: Vice President

                                       DECORA INDUSTRIES, INC.


                                       By  /s/ Timothy N. Burditt
                                           ------------------------
                                           Name: Timothy N. Burditt
                                           Title: Vice President





                       (Signatures continued on next page)




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                                        CIGNA MEZZANINE PARTNERS II, L.P.
                                        By: CIGNA Investments, Inc., Agent



                                        By:  /s/ Donald F. Rieger, Jr.
                                             --------------------------------
                                             Name:  Donald F. Rieger, Jr.
                                             Title: Managing Director

                                        CIGNA PROPERTY AND CASUALTY
                                        INSURANCE COMPANY
                                        By: CIGNA Investments, Inc.



                                        By:  /s/ Donald F. Rieger, Jr.
                                             --------------------------------
                                             Name:  Donald F. Rieger, Jr.
                                             Title: Managing Director

                                        CENTURY INDEMNITY COMPANY
                                        By: CIGNA Investments, Inc.



                                        By:  /s/ Donald F. Rieger, Jr.
                                             --------------------------------
                                             Name:  Donald F. Rieger, Jr.
                                             Title: Managing Director

                                        CONNECTICUT GENERAL LIFE
                                        INSURANCE COMPANY
                                        By: CIGNA Investments, Inc.



                                        By:  /s/ Donald F. Rieger, Jr.
                                             --------------------------------
                                             Name:  Donald F. Rieger, Jr.
                                             Title: Managing Director


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